Vanguard Variable Insurance Fund Conservative Allocation Portfolio

Vanguard Variable Insurance Fund Moderate Allocation Portfolio

Supplement to the Prospectuses and Summary Prospectuses

Important Changes to the Portfolios

The boards of trustees of the Portfolios have approved a reallocation of a portion of each Portfolio’s bond exposure from domestic bonds to international bonds. This change will not affect a Portfolio’s overall allocation to bonds. The Portfolios are expected to implement these changes in the coming months.

The Portfolios’ allocations to underlying bond funds will change as follows:

		Vanguard Variable
		Insurance Fund	Vanguard Total
		Total Bond Market	International Bond
Portfolio		Index Portfolio	Index Fund
Vanguard Variable Insurance Fund	Before	60.0%	—
Conservative Allocation Portfolio	After	48.0%	12.0%
Vanguard Variable Insurance Fund	Before	40.0%	—
Moderate Allocation Portfolio	After	32.0%	8.0%

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